--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                              Short-Term Bond Fund
--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS

Short-Term Bond Fund

     *    Global  economic  woes  heightened   investor   interest  in  low-risk
          investments and prompted the Federal Reserve to lower interest rates three times over the last three months.

     * Your fund finished both the 6- and 12-month periods with solid returns that outpaced its peer group, and also kept dividends stable.

     * A modestly long duration and a preference for good-quality bonds contributed to the fund's performance.

     * We chose a more defensive sector allocation strategy during the period, but purchased some BBB bonds we felt offered good value.

     * We expect slower economic growth and possibly lower interest rates in the coming year.

================================================================================

FELLOW SHAREHOLDERS

     The investment environment was turbulent for the six months ended November 30, 1998, and the domestic economy showed wear after absorbing a year's worth of crises in Southeast Asia and Russia. Especially in 1998's third quarter, these trends heightened investors' preference for relatively low-risk investments, such as short-term instruments and Treasuries. Your fund's returns were moderate in this environment but exceeded those of its peer group average by a respectable margin.

MARKET ENVIRONMENT

     Over the past 12 months, global events overshadowed domestic eco nomic and financial market developments. The lingering effects of last year's Southeast Asia collapse were evident in weakening corporate earnings reports and a growing external trade deficit, while the financial crisis in Russia this past August heightened investor discomfort with higher-risk investments. Economists, as well as the Federal Reserve, noted a worrisome trend toward global deflation. These concerns culminated in the third quarter, leading to poor worldwide market liquidity, a global credit crunch, and sharp losses for stocks and higher-risk bonds. Even though U.S. gross domestic product (GDP) growth was steady and inflation remained low, market volatility in the U.S. increased, and investors became highly risk averse.

[Interest Rate Levels chart shown here]

     The Federal Reserve responded to the troubled atmosphere by reducing short-term interest rates a total of 75 basis points (three-quarters of one percent) during the last three months. The moves eased the credit crunch while improving consumer and investor confidence at home. They also helped restore stability to the bond and stock markets, paving the way for a November rebound among the higher-risk instruments that were hurt earlier in the autumn.


================================================================================

               PREPARING FOR THE YEAR 2000
               ---------------------------
               The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

               T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

               OUR PLAN OF ACTION
               ------------------
               We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.
               We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

               SMOOTH TRANSITION PLANNED
               -------------------------
               We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.
               The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.
               For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

================================================================================

     Treasuries were the chief beneficiaries of the trends toward lower rates and higher investor demand for safety. Robust demand pushed prices up and yields down on short- and intermediate-term Treasuries. In fact, as noted in the Interest Rate Levels chart, yields on five- and two-year Treasuries plummeted well below the federal funds target rate. Corporate bonds did less well, although shorter-term, higher-quality issues provided relatively attractive performance. Falling rates were more problematic for mortgage-backed bonds, which struggle when home mortgage prepayments increase.

--------------------------------------------------------------------------------

    PERFORMANCE COMPARISON
    ----------------------

    Periods Ended 11/30/98        6 Months    12 Months

    Short-Term Bond Fund           3.21%        6.65%
    --------------------           -----        -----
    Lipper Short Investment-
    Grade Debt Funds Average       2.94         6.00
    ------------------------       ----         ----
--------------------------------------------------------------------------------

PERFORMANCE AND STRATEGY REVIEW

     Your fund finished the six-month semiannual period with a relatively strong return of 3.21%, ahead of the 2.94% gain for the Lipper Short Investment-Grade Debt Funds Average. That showing contributed to a 6.65% total return for the past 12 months, again besting the peer group's 6% return. Six-month dividends per share remained unchanged from the prior six-month period, although in an environment of falling interest rates, 12-month dividends slipped one penny from the prior period. A strategy that emphasized higher-yielding bonds and longer maturities contributed to the superior performance.

     Portfolio duration was maintained at about 2.2 years, slightly longer than the Lipper average. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of two years will have a 2% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) This strategy helped the fund post good results despite a heavy concentration (53% of assets at period end) in corporate bonds, which did not perform as well as Treasuries when rates fell and investors rushed to relatively safe investments. We helped to protect the fund during the volatile September period by maintaining a high average credit quality of AA. Toward the end of the period, after the market's harsh sell-off of lower-quality instruments, we selectively added some BBB bonds in defensive sectors. These issues had attractive yields, and we felt they had been oversold. This activity, combined with upgrades of our BB holdings, raised the fund's BBB weighting from 17% on May 31 to 21% at the end of November.

[Pie Chart Showing BBB 21%; AA 40%; A 26%; AA 13%]

     Within the corporate segment of the portfolio, industry allocations changed to reflect our concern over the health of corporate profits. We began to move out of cyclical issues, which are strongly influenced by economic activity, into more defensive sectors, where profits tend to be more stable. Specifically, exposure to banking and finance issues was reduced from 15% six months ago to 10% at November 30, and energy holdings were reduced from 5% of assets to 1% over the same period. The proceeds were used to increase our positions in non-cyclical industrial bonds from 8% to 13% and consumer products and services bonds from 7% to 10%. Some of the companies whose bonds we purchased included Rite Aid and Safeway -- retailers we think will do well even if the economy weakens.

     When it became clear that interest rates were heading lower, we also trimmed the portfolio's exposure to mortgage-backed bonds. These issues tend to underperform when interest rates fall because their prepayment risk increases. (Prepayments occur when homeowners refinance their high-rate mortgages, causing premium-priced mortgage-backed bonds to be cashed out at par. In that case, the premium and a typically high yield are lost.) We correspondingly increased holdings of asset-backed securities, whose cash flows are more predictable and less sensitive to falling rates.

OUTLOOK

     While there was some negative news and much concern about the state of the U.S. economy during the period, there was little convincing evidence that a recession is at hand. Indeed, we expect 1999 to be marked by slower GDP growth -- perhaps below 2% -- but not a recession. This slowing will place some pressure on corporate profits, but the overall economic climate should remain generally favorable for business. The Fed is also likely to remain accommodative given the current low rate of inflation and the high level of economic uncertainty. Accordingly, we expect to maintain a slightly long duration compared with our Lipper peer group. We will probably keep the portfolio's corporate bond weighting in the 50% to 55% range, emphasizing higher-quality bonds in less economically sensitive sectors, and increase holdings in mortgage-backed securities in light of their recent attractive prices. Both of these sectors should help this generally high-quality portfolio to maintain a slight yield advantage. Overall, we expect a positive environment for bonds, in which returns will mainly reflect income, although some price appreciation is possible.

Respectfully submitted,
Edward A. Wiese

[signature]

President and Chairman of the Investment Advisory Committee
December 17, 1998

PORTFOLIO HIGHLIGHTS
--------------------
Key statistics
                                                           5/31/98    11/30/98
                                                           -------    --------
Price Per Share ...........................                $4.69       $4.71
Dividends Per Share
  For 6 months ............................                 0.13        0.13
  For 12 months ...........................                 0.27        0.26
Dividend Yield *
  For 6 months ............................                 5.79%       5.53%
  For 12 months ...........................                 5.97        5.74
30-Day Standardized Yield .................                 5.52        5.38
Weighted Average Maturity (years) .........                  2.7         2.7
Weighted Average Effective Duration (years)                  2.2         2.2
Weighted Average Quality ** ...............                   AA          AA
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the average daily net asset values per share for the same period.
    **    Based on T. Rowe Price research.
================================================================================

PORTFOLIO HIGHLIGHTS
--------------------
SECTOR Diversification
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           5/31/98      11/30/98
                                                        ----------    ----------
Corporate Bonds and Notes                                   51%           53%
 Industrial                                                  8            13
 Utilities                                                  10            11
 Banking and Finance                                        15            11
 Consumer Products and Services                              7            10
 Transportation                                              3             4
 All Other                                                   8             4
Asset-Backed Securities                                      8            11
Mortgage-Backed Securities                                  23            21
U.S. Government Obligations                                 11             7
 U.S. Treasuries                                             3             -
 Government Agency Obligations                               8             7
Money Market Funds *                                         7             7
Other Assets Less Liabilities                                -             1
Total                                                      100%          100%

     *    See note at end of financial statements.

================================================================================
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Sec Chart Short-term Bond Fund Shown here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/98         1 Year       3 Years       5 Years      10 Years
----------------------         ------       -------       -------      --------

Short-Term Bond Fund            6.65%        5.61%         4.56%         6.40%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

FINANCIAL HIGHLIGHTS

Unaudited
                                  For a share outstanding throughout each period

                        6 Months              Year                                                         3 Months++          Year
                           Ended             Ended                                                            Ended           Ended
                         11/30/98          5/31/98         5/31/97         5/31/96          5/31/95         5/31/94         2/28/94
                         --------          -------         -------         -------          -------         -------         -------

NET ASSET VALUE
Beginning of period .....   $4.69            $4.65           $4.64           $4.72           $4.85          $ 5.00           $ 5.09
Investment activities
Net investment income ...    0.13             0.27            0.27            0.29            0.29            0.07             0.31
Net realized and
unrealized gain (loss) ..    0.02             0.04            0.01           (0.08)          (0.13)          (0.15)           (0.09)
Total from
investment activities ...    0.15             0.31            0.28            0.21            0.16           (0.08)            0.22
Distributions
Net investment income ...   (0.13)           (0.27)          (0.26)          (0.28)          (0.29)          (0.07)           (0.28)
Tax return of capital ...    -                -              (0.01)          (0.01)           -               -               (0.03)
Total distributions .....   (0.13)           (0.27)          (0.27)          (0.29)          (0.29)          (0.07)           (0.31)
NET ASSET VALUE
End of period ...........   $4.71            $4.69           $4.65           $4.64           $4.72           $4.85            $5.00
Ratios/Supplemental Data
Total returns *..........    3.21%            6.87%           6.28%           4.58%           3.41%          (1.65)%           4.36%
Ratio of expenses to
average net assets ......    0.72%+           0.72%           0.74%           0.72%           0.79%           0.79%+           0.74%
Ratio of net investment
income to average
net assets ..............    5.48%+           5.82%           5.91%           6.15%           6.09%           5.56%+           6.00%
Portfolio turnover rate .   67.8%+           73.0%          103.9%          118.7%          136.9%          222.8%+           90.8%
Net assets, end of period
(in thousands) .......... $356,946         $331,955        $373,284        $429,498        $493,726        $601,924         $668,066

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized
    ++    The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited                                                      November 30, 1998

Statement of Net Assets
                                                            Par/Shares     Value
                                                            --------------------
In thousands

CORPORATE=BONDS=AND=NOTES==52.7%=======

Banking and Finance  10.7%

Banco Generale, (144a), 7.70%, 8/1/02 ...................     $4,450      $4,255
Ciesco, MTN, (144a), 7.38%, 4/19/00 + ...................      3,750       3,778
General Electric Capital, MTN, 6.15%, 11/5/01 ...........      4,150       4,253
Goldman Sachs Group, MTN, (144a), 6.25%, 2/1/03 .........      3,000       3,073
International Lease Finance, MTN, 6.69%, 4/3/00 .........      5,000       5,085
MBNA, Sub. Notes, 7.25%, 9/15/02 ........................      2,650       2,728
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00 ..........      4,200       4,228
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02 .......      4,000       4,203
Paine Webber Group, 7.875%, 2/15/03 .....................      3,000       3,173
Salomon Smith Barney Holdings, 7.30%, 5/15/02 ...........      3,250       3,406
                                                                          38,182

Consumer Products and Services  10.2%

Amvescap, Sr. Notes, (144a), 6.375%, 5/15/03 ............      4,250       4,313
Beckman Instruments, Sr. Notes, (144a),
7.10%, 3/4/03 ...........................................      4,000       4,016
Grand Metropolitan Investment, Zero Coupon, 1/6/04 ......      5,500       4,158
Nabisco, 6.00%, 2/15/01 .................................      3,500       3,454
Pepsico, MTN, 5.75%, 1/2/03 .............................      3,700       3,776
Philip Morris, 7.25%, 9/15/01 ...........................      4,300       4,468
Rite Aid, 6.70%, 12/15/01 ...............................      4,000       4,080
Safeway, 5.75%, 11/15/00 ................................      4,000       3,990
Sony, 6.125%, 3/4/03 ....................................      4,025       4,144
                                                                          36,399

Energy and Petroleum  1.3%
PDV America, Sr. Notes, 7.875%, 8/1/03 ..................      4,800       4,686
                                                                           4,686

Industrials  12.8%
Allied-Signal, 5.75%, 3/15/01 ...........................      3,350       3,328
General Motors Acceptance Corp., MTN,
6.625%, 4/24/00 .........................................      4,400       4,474
Ingersoll Rand
6.34%, 12/3/01 ..........................................      1,000       1,020
Sr. Notes, 6.255%, 2/15/01 ..............................      2,700       2,736
Lockheed, 6.75%, 3/15/03 ................................      4,300       4,496
McDonnell Douglas Finance, MTN, 6.39%, 1/15/02 ..........      2,000       2,027
Parker Hannifin, MTN, 5.65%, 9/15/03 ....................      4,000       4,050
Praxair, 6.15%, 4/15/03 .................................      3,350       3,351
Raytheon, 5.70%, 11/1/03 ................................      4,000       4,042
Service Corporation International, 7.375%, 4/15/04 ......     $4,000      $4,240
Toyota Motor Credit, 5.625%, 11/13/03 ...................      4,000       3,995
USA Waste Services, Sr. Notes, 6.50%, 12/15/02 ..........      4,300       4,367
Waste Management, 6.625%, 7/15/02 .......................      3,350       3,424
                                                                          45,550

Media and Communications  2.9%
NWCG Holdings, Sr. Disc. Notes, Zero Coupon, 6/15/99 ....      4,550       4,389
Sprint Capital, 5.70%, 11/15/03 .........................      2,800       2,829
Worldcom, Sr. Notes, 6.25%, 8/15/03 .....................      3,100       3,171
                                                                          10,389

Transportation  3.6%
Chilbar Shipping, 6.98%, 7/15/01 ........................      1,477       1,528
Delta Air Lines, ETC, 9.60%, 5/26 - 6/1/00 ..............      2,960       3,112
ERAC USA Finance, (144a), 6.375%, 5/15/03 ...............      4,000       4,056
Norfolk Southern, 6.95%, 5/1/02 .........................      4,000       4,164
                                                                          12,860

Utilities  11.2%
CE Electric UK Funding, Sr. Notes, (144a),
6.853%, 12/30/04 ........................................      4,000       4,125
Midamerican Energy, Sr. Notes, 6.50%, 12/15/01 ..........      4,450       4,577
National Rural Utilities, 5.00%, 10/1/02 ................      4,000       3,965
Niagara Mohawk Power, 7.375%, 8/1/03 ....................      2,000       2,094
Orange and Rockland Utilities, Deb., 6.14%, 3/1/00 ......      4,500       4,541
Pacific Gas and Electric, 1st Mtg. Bonds,
8.75%, 1/1/01 ...........................................      4,500       4,783
Progress Capital Holdings, MTN, (144a),
6.88%, 8/1/01 ...........................................      4,400       4,494
Public Service Electric & Gas, Mtg. Bonds,
8.875%, 6/1/03 ..........................................      4,350       4,899
Texas NM Power, 1st Mtg. Notes, 9.25%, 9/15/00 ..........      1,750       1,839
United Illuminating, 6.25%, 12/15/02 ....................      2,150       2,167
Williams Cos, 6.125%, 2/15/02 ...........................      2,500       2,495
                                                                          39,979

Total Corporate Bonds and Notes (Cost $186,525)                          188,045

ASSET-BACKED=SECURITIES==10.6%=========

Advanta Mortgage Loan Trust, Interest Only,
5.00%, 12/25/00 ** ......................................     18,000       1,693
Banc One Auto Grantor Trust, 6.27%, 11/20/03 ............      2,183       2,206
California Infrastructure
6.25%, 6/25/04 ..........................................      2,175       2,232
6.28%, 9/25/05 ..........................................      1,900       1,965
Fingerhut Master Trust, 6.07%, 2/15/05 ..................      3,300       3,363
Harley Davidson Eaglemark
5.94%, 2/15/04 ..........................................       $750        $753
(144a), 6.35%, 10/15/02 .................................      2,021       2,031
IMC Home Equity Loan Trust, 6.36%, 8/20/22 ..............      3,300       3,305
MBNA Master Credit Card Trust, VR, 5.84%, 3/15/01 .......      4,167       4,165
NPF VI, 6.22%, 6/1/02 ...................................      3,300       3,294
Neiman Marcus Credit Master Trust, 7.60%, 6/15/03 .......      4,000       4,115
Newcourt Equipment, 5.393%, 5/20/04 .....................      5,000       4,985
Sears Credit Account Master Trust, 5.25%, 10/16/08 ......      4,000       3,909
Total Asset-Backed Securities (Cost $37,897).............                 38,016



U.S.=GOVERNMENT=MORTGAGE-BACKED========
SECURITIES==21.1%======================

U.S. Government Agency Asset-Backed  2.1%
Federal Home Loan Mortgage, CMO,
6.40%, 1/15/08 ..........................................      4,000       4,056
6.92%, 1/25/12 ..........................................      3,440       3,448
                                                                           7,504
U.S. Government Agency Obligations  18.0%
Federal Home Loan Mortgage
6.00%, 1/15/08 - 5/15/16 ................................     14,600      14,535
9.00%, 7/1/01 - 7/1/02 ..................................        745         764
9.50%, 8/1/01 - 9/1/02 ..................................        392         404
10.00%, 1/1/01 - 10/1/05 ................................        303         316
11.00%, 8/1/00 - 2/1/01 .................................        157         160
5 year balloon
5.00%, 5/1 - 6/1/99 .....................................      2,191       2,191
6.00%, 4/1/99 ...........................................      4,812       4,814
7 year balloon
6.50%, 12/1/99 ..........................................      5,477       5,503
7.00%, 7/1/99 ...........................................        716         719

REMIC
6.00%, 8/15/06 ..........................................     12,488      12,484
7.50%, 1/15/21 ..........................................        171         171
Federal National Mortgage Assn ..........................
5.50%, 11/1/05 ..........................................         56          55
7.00%, 4/1/09 ...........................................      8,482       8,676
Federal National Mortgage Assn ..........................
9.00%, 5/1/05 ...........................................     $3,293      $3,403
11.00%, 10/1/00 - 1/1/01 ................................         73          74
7 year balloon, 7.00%, 1/1/00 ...........................      1,240       1,250

REMIC
7.50%, 8/25/05 ..........................................      3,008       3,013
9.00%, 1/25/08 ..........................................      5,362       5,831
                                                                          64,363
U.S. Government Guaranteed Obligations  1.0%
Government National Mortgage Assn.
   I
8.50%, 2/15/05 - 3/15/06 ................................        420         441
10.50%, 11/15/15 ........................................        126         141
GPM, I
8.50%, 1/15/06 ..........................................         59          62
9.50%, 8/15 - 10/15/09 ..................................          8           9
11.00%, 8/15/10 .........................................         56          63
11.25%, 6/15/13 - 1/15/16 ...............................        353         397
11.75%, 7/15/13 - 10/15/15 ..............................      1,296       1,479
13.00%, 9/15/11 .........................................          7           9
GPM, II, 11.00%, 9/20/13 - 4/20/14 ......................         10          11
Midget, I
9.00%, 7/15/01 - 2/15/06 ................................        401         415
9.50%, 5/15/01 - 4/15/05 ................................        128         132
10.00%, 6/15/01 - 10/15/04 ..............................        345         362
11.50%, 5/15/00 .........................................          6           6
                                                                           3,527
Total U.S. Government Mortgage-Backed Securities (Cost $75,161)           75,394


U.S.=GOVERNMENT=OBLIGATIONS==7.4%======

U.S. Government Agency Obligations  7.4%
Federal National Mortgage Assn.,
6.15%, 12/14/01 .........................................      4,300       4,302
6.375%, 1/16/02 .........................................     10,000      10,379
U.S. Department Housing & Urban Development, 6.02%, 8/1/99    11,730      11,800
Total U.S. Government Obligations (Cost $26,454) ........                 26,481

NON-U.S.=GOVERNMENT=MORTGAGE-BACKED====
SECURITIES==0.3%=======================

Great Western Bank, ARM, 5.96%, 7/25/17 .................    $     953      $944
Total Non-U.S. Government Mortgage-Backed Securities (Cost $953)             944



MONEY=MARKET=FUNDS==6.7%===============
Reserve Investment Fund, 5.34% # ........................     23,931      23,931
Total Money Market Funds (Cost $23,931) .................                 23,931


=Total=Investments=in=Securities============
 98.8% of Net Assets (Cost  $350,921)                             $      352,811

 Other Assets Less Liabilities                                             4,135

 NET ASSETS                                                       $      356,946

 Net Assets Consist of:
 Accumulated net investment income - net of distributions            $   (1,507)
 Accumulated net realized gain/loss - net of distributions              (33,947)
 Net unrealized gain (loss)                                                1,890
 Paid-in-capital applicable to 75,811,281 shares of $0.01 par
 value capital stock outstanding; 1,000,000,000 shares authorized        390,510
===================
 NET ASSETS                                                       $      356,946
 NET ASSET VALUE PER SHARE                                            $     4.71
================================================================================
          +    Private Placement
          **   For  Interest  Only  securities,   amount   represents   notional
               principal on which the fund receives interest
          #    Seven-day yield
          ARM  Adjustable Rate Mortgage
          CMO  Collateralized Mortgage Obligation
          ETC  Equipment Trust Certificate
          GPM  Graduated Payment Mortgage
          MTN  Medium Term Note
          REMIC Real Estate Mortgage Investment Conduit
          VR   Variable Rate
          144a Security was purchased pursuant to Rule 144a under the Securities
               Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 8.30% of net assets.

The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Operations
Unaudited
In thousands
                                                                        6 Months
                                                                           Ended
                                                                        11/30/98
                                                                        --------
Investment Income
Interest income ..................................................       $10,568
Expenses
Investment management ............................................           720
Shareholder servicing ............................................           360
Custody and accounting ...........................................            78
Prospectus and shareholder reports ...............................            31
Registration .....................................................            16
Legal and audit ..................................................             7
Proxy and annual meeting .........................................             5
Directors ........................................................             3
Miscellaneous ....................................................             2
Total expenses ...................................................         1,222
Net investment income ............................................         9,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ...........................           816
Change in net unrealized gain or loss on securities ..............           449
Net realized and unrealized gain (loss) ..........................         1,265
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ...........................................       $10,611

================================================================================

Statement of Changes in Net Assets
Unaudited
In thousands
                                                           6 Months        Year
                                                              Ended       Ended
                                                           11/30/98     5/31/98
                                                           --------------------
Increase (Decrease) in Net Assets

Operations
Net investment income ................................      $9,346      $20,302
Net realized gain (loss) .............................         816        1,531
Change in net unrealized gain or loss ................         449        1,771
Increase (decrease) in net assets from operations ....      10,611       23,604

Distributions to shareholders
Net investment income ................................      (9,320)     (20,328)
Capital share transactions *
Shares sold ..........................................      81,081       95,006
Distributions reinvested .............................       8,236       17,835
Shares redeemed ......................................     (65,617)    (157,446)

Increase (decrease) in net assets from capital
share transactions ...................................      23,700      (44,605)
Net Assets
Increase (decrease) during period ....................      24,991      (41,329)
Beginning of period ..................................     331,955      373,284
End of period ........................................    $356,946     $331,955

*Share information
Shares sold ..........................................      17,226       20,291
Distributions reinvested .............................       1,748        3,809
Shares redeemed ......................................     (13,945)     (33,633)
Increase (decrease) in shares outstanding ............       5,029       (9,533)

================================================================================

NOTES TO FINANCIAL STATEMENTS
Unaudited                                                      November 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBSacquired on or before

     June 8, 1997, are recognized upon disposition or principal repayments as ordinary income. For MBSacquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At November 30, 1998, the value of securities on loan was $2,508,000; aggregate collateral consisted of $2,554,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $68,355,000 and $35,339,000, respectively, for the six months ended November 30, 1998. Purchases and sales of U.S. government securities aggregated $59,608,000 and $71,170,000, respectively, for the six months ended November 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $34,922,000, of which $964,000 expires in 2001, $4,515,000 in 2002, and $29,443,000 thereafter through 2005.
The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$350,921,000. Net unrealized gain aggregated $1,890,000, of which $3,113,000 related to appreciated investments and $1,223,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $123,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $353,000 for the six months ended November 30, 1998, of which $61,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 7% of the outstanding shares of the Short-Term Bond Fund at November 30, 1998. For the six months ended November 30, 1998, the fund was allocated $11,000 of Spectrum expenses, all of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund, and Government Reserve Investment Fund (collectively, the Reserve Funds) open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $802,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

ANNUAL MEETING RESULTS
     The Short-Term Bond Fund held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants.

     The results of voting were as follows (by number of shares):

     For nominees to the Board of Directors for the Short-Term Bond Fund:

  Calvin W. Burnett
      In favor:     40,575,781.365
      Withheld:        701,736.981

  Anthony W. Deering
      In favor:     40,696,311.910
      Withheld:        581,206.436

  F. Pierce Linaweaver
      In favor:     40,569,057.814
      Withheld:        708,460.532

  William T. Reynolds
      In favor:     40,723,646.233
      Withheld:        553,872.113

  James S. Riepe
      In favor:     40,707,408.282
      Withheld:        570,110.064

  John G. Schreiber
      In favor:     40,729,242.662
      Withheld:        548,275.684

  M. David Testa
      In favor:     40,671,306.157
      Withheld:        606,212.189

  For PricewaterhouseCoopers L.L.P.
  as independent accountants:
      In favor:     40,573,071.576
      Withheld:        201,804.994
      Abstained:       502,641.776

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price Short-term Bond Fund. (registration mark)

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F55-051  11/30/98